                                           February 1, 2009

TOUCHSTONE INVESTMENT TRUST

TOUCHSTONE INSTITUTIONAL MONEY MARKET FUND
TOUCHSTONE MONEY MARKET FUND

Supplement to the Prospectuses dated February 1, 2009

The Touchstone Institutional Money Market Fund and Touchstone Money Market Fund (each a “Fund” and collectively, the “Funds”) are participating in the United States Department of Treasury's (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”), the initial term of which extends through December 18, 2008, and the second term with extends through April 30, 2009 (the “Extension Period”).  In the event that a Fund’s NAV should drop below $0.995 (the “Guarantee Event”) and the Fund elects to liquidate, the Program provides coverage to shareholders of the Fund for amounts held in that Fund as of the close of business on September 19, 2008, subject to certain conditions and limitations.  Participation in the Program does not guarantee a $1.00 net asset value upon redemption or liquidation of shares.

Any increase in the number of Fund shares held in an account after the close of business on September 19, 2008 are not guaranteed.  If the number of Fund shares held in the account fluctuates during the period covered by the Program, shareholders are covered for the lesser of the number of Fund shares held as of the close of business on September 19, 2008, or the number of shares held in the Fund on the date of the Guarantee Event.  If a Fund shareholder closes his or her Fund account, any future investment in the Fund through a new account is not guaranteed under the Program.  If a shareholder of the Fund exchanges shares from one Fund to another Fund, the Program coverage does not carry over to the new Fund.  Furthermore, the Program is limited to the total amount of coverage available under the Federal Exchange Stabilization Fund for all participants in the Program at the time of the Guarantee Event, currently estimated at $50 billion.

The cost of the Program is $1.00 multiplied by the sum of all covered shares in each Fund multiplied by 0.00022 (2.2 basis points) for the Extension Period.  The cost to participate in the Program will be borne by the Funds without regard to any expense limitation currently in effect, as these costs constitute “extraordinary expenses not incurred in the ordinary course of the Fund’s business,” although generally only shareholder balances as of September 19, 2008 are covered by the Program.  The Treasury may elect to extend the Program, while continuing to limit coverage under the Program to shareholders as of September 19, 2008.  If that occurs, and if the Funds determine to participate in the extension of the Program, the cost to participate in the extension of the Program would continue to be borne by each Fund although generally only shareholder balances as of September 19, 2008 would be covered by the extension of the Program.

303 Broadway ● Suite 1100 ● Cincinnati, OH  45202-4203
Ph: 800.543.0407 ● www.touchstoneinvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group®

Please retain this Supplement for future reference.